Trade Receivables and Other Current Assets - Disclosure of Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Other Current Assets [abstract]
VAT receivables	$ 1,414	$ 1,140
Income tax receivable	192
Prepaid expenses and other prepayments	5,716	6,233
Tax and social receivables	55	1,166
Deferred expenses and other current assets	345	538
Total other current assets	$ 7,722	$ 9,078